                                POWER OF ATTORNEY
                                -----------------

         WHEREAS, the undersigned officers and directors of Vital Signs, Inc. (the "Corporation") desire to authorize Terence D. Wall, Anthony J. Dimun and Jay J. Sturm, to act as their attorneys-in-fact and agents, for the purpose of executing and filing the corporation's Annual Report on Form 10-K for the year ended September 30, 2000, including all amendments thereto,

         NOW, THEREFORE,

         KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Terence D. Wall, Anthony J. Dimun and Jay
J. Sturm and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign the Corporation's Annual Report on Form 10-K for the year ended September 30, 2000, including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have executed this power of attorney in the following capacities on this 6th day of December, 2000

SIGNATURE                                            TITLE



/s/ Terence D. Wall
--------------------------                           President, Chief Executive Officer and Director
Terence D. Wall


/s/ David J. Bershad
--------------------------                           Director
David J. Bershad


/s/ Anthony J. Dimun
--------------------------                           Executive Vice President, Chief Financial Officer
Anthony J. Dimun                                     Treasurer and Director (Chief Financial and
                                                     Accounting Officer)


/s/ Stuart M. Essig
--------------------------                           Director
Stuart M. Essig


/s/ E. David Hetz
--------------------------                           Director
E. David Hetz


/s/ Ray Larkin, Jr.
--------------------------                           Director
Ray Larkin, Jr.


/s/ Joseph J. Thomas
--------------------------                           Director
Joseph J. Thomas


/s/ Barry Wicker
--------------------------                           Executive Vice President, Sales and Director
Barry Wicker

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